THE ADVISORS’ INNER CIRCLE FUND III

(the “Trust”)

Democratic Large Cap Core ETF

(the “Fund”)

Supplement dated September 12, 2025 to the Fund’s Prospectus, dated January 28, 2025

This supplement provides new and additional information regarding the Fund beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Important Notice Regarding Change in Investment Policy

On or around November 11, 2025 (the “Effective Date”), the Fund’s 80% investment policy will change as follows:

Current 80% Investment Policy	New 80% Investment Policy
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies included in the Democratic Large Cap Core Index.	Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of large capitalization companies.

In connection with the foregoing changes, the Fund also will make certain changes to its principal investment strategies and benchmark indices on or around the Effective Date. More information about these changes will be available in the Fund’s Prospectus to be dated as of the Effective Date.

Please retain this supplement for future reference.

RAM-SK-005-0100